SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 - SUBSEQUENT EVENTS

(1). Bank Loans

On December 30, 2022, the Company’s subsidiary, Tongchuan DT entered into a loan agreement with China Construction Bank (“CCB’) to borrow RMB 312,159 (equivalent to US$43,966) as working capital for one year, with maturity date on December 30, 2022, 2023 and interest rate of 3.95% per annum.

On January 16, 2023, the Company’s subsidiary, Xi’an App-Chem, entered into a loan agreement with Shanghai Pudong Development Bank (“SPD Bank”) to borrow RMB 10 million (equivalent to US$1.6 million) as working capital for one year, with interest rate of 4.3% per annum and maturity date on January 16, 2024. The Company’s controlling shareholder, Mr. Yongwei Hu and his wife Ms. Jing Liu, provided guarantee to this loan.

(2). Closing of Private Offering of Shares and Warrants

On January 17, 2023, the Company closed a private offering of ordinary shares and warrants to purchase ordinary shares. A total of 2,750,000 ordinary shares were issued to a total of five investors (the “Investors”) at a subscription price of $0.80 per share, for total subscription proceeds of $2,200,000. In addition, for each share subscribed for by the Investors, the Company issued one warrant to purchase one ordinary share at an exercise price of $0.88 per share, exercisable for a period of 24 month. Following the close of the offering the Company have a total of 11,146,226 ordinary shares issued and outstanding.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS